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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                January 23, 2001
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                        (Date of earliest event reported)


                              Banknorth Group, Inc.
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             (Exact name of registrant as specified in its charter)


Maine                                  0-16947                    01-0437984
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine              04112-9540
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(Address of principal executive offices)                         (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5. OTHER EVENTS

     On January 23, 2001, Banknorth Group, Inc. issued the press releases included as exhibits to this Current Report on Form 8-K, which are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Current Report on Form
          8-K:


          Exhibit 99.1              Press release, dated January 23, 2001

          Exhibit 99.2              Press release, dated January 23, 2001




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BANKNORTH GROUP, INC.



                                        By: /s/ Peter J. Verrill
                                            ------------------------------------
                                            Name:   Peter J. Verrill
                                            Title:  Executive Vice President,
                                                      Chief Operating Officer,
                                                      Chief Financial Officer
                                                      and Treasurer

Date: January 23, 2001



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